Exhibit 99.1

pSivida Implements Leadership Change

Nancy Lurker Named as President and CEO

Watertown, MA, (September 15, 2016) – pSivida Corp. (NASDAQ:PSDV, ASX:PVA), a leader in the development of sustained release drug delivery products primarily for eye diseases, announced that its Board of Directors has appointed Nancy Lurker as its President and Chief Executive Officer and a member of the Board of Directors. Ms. Lurker, a seasoned healthcare executive, brings strong leadership and extensive experience in maximizing the potential of new therapies and successfully implementing innovative U.S. and global drug launches. Paul Ashton, PhD, who has been pSivida’s President and Chief Executive Officer for many years, has resigned to pursue other interests.

“We are delighted to welcome Nancy Lurker to pSivida. As we move toward the submission of U.S. and E.U. marketing approval applications for Medidur™, this is an ideal time to bring on the skill set and experience Nancy possesses. Nancy’s significant experience in building high performing teams, strategic leadership and extensive product commercialization will help us move pSivida to its next stage of development and success. We are grateful to Paul Ashton for his many years of outstanding contribution to pSivida and wish him well in his future endeavors,” said David J. Mazzo, PhD, pSivida’s Chairman of the Board of Directors.

Nancy Lurker has had broad ranging experience in the pharmaceutical industry and companies serving the pharmaceutical industry, including diverse senior leadership positions. From 2008 to 2015, Ms. Lurker served as President and Chief Executive Officer and a director of PDI, Inc., a NASDAQ-listed healthcare commercialization company. She successfully rebuilt PDI’s contract sales business, launching numerous pharmaceutical products for multiple companies across diverse therapeutic areas, including ophthalmology, in advance of a sale of that business line to Publicis Healthcare Communications Group and then repositioned the company as the higher growth, higher margin molecular diagnostics business now named Interpace Diagnostics Group, Inc.

From 2006 to 2007, Ms. Lurker was Senior Vice President and Chief Marketing Officer of Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG, where she oversaw a multi-billion-dollar product portfolio covering cardiovascular, bone, pain, urology, respiratory, dermatology, biologics, neurology and metabolic therapeutic areas. From 2003 to 2006, she served as President and Chief Executive Officer of ImpactRx, Inc., a privately held healthcare information company, now part of IMS Health Holdings, Inc., where she substantially grew revenues and profitability. From 1998 to 2003, Ms. Lurker served as Group Vice President, Global Primary Care Products and Vice President, General Therapeutics for Pharmacia Corporation, where she led a global business unit that commercialized urology, cardiovascular, central nervous system, respiratory and women’s health drugs, overseeing the worldwide launch of Detrol® and Detrol® LA and repositioning Ambien® for revenue growth. She also served as a member of Pharmacia’s U.S. executive management committee. Previously, Ms. Lurker spent 14 years at Bristol-Myers Squibb Company, rising from a sales representative to Senior Director, Worldwide Cardiovascular Franchise Management. Ms. Lurker serves as a member of the Board of Directors of the privately held Cancer Treatment Centers of America. Ms. Lurker previously served as a member of the Boards of Directors of Mallinckrodt Pharmaceuticals, plc (NYSE: MNK) and Auxilium Pharmaceuticals, Inc. (NASDAQ: ENDP). Ms. Lurker received a B.S. in Biology from Seattle Pacific University and an M.B.A. from the University of Evansville.

About pSivida Corp. pSivida Corp. (www.psivida.com), headquartered in Watertown, MA, is a leader in the development of sustained release, drug delivery products for treating eye diseases. pSivida has developed three of only four FDA-approved sustained-release treatments for back-of-the-eye diseases. The most recent, ILUVIEN®, a micro-insert for diabetic macular edema, licensed to Alimera Sciences, is currently sold in the U.S. and three EU countries. Retisert®, an implant for posterior uveitis, is licensed to and sold by Bausch & Lomb. pSivida’s lead product candidate, Medidur™, a micro-insert for posterior segment uveitis being independently developed, is currently in pivotal Phase 3 clinical trials. pSivida’s pre-clinical development program is focused on using its core platform technologies Durasert™ and Tethadur™ to deliver drugs and biologics to treat wet and dry age-related macular degeneration, glaucoma, osteoarthritis and other diseases. To learn more about pSivida please visit www.psivida.com and connect on Twitter, LinkedIn, Facebook and Google+.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements include uncertainties with respect to: our ability to obtain needed capital; our ability to achieve profitable operations; potential declines in Retisert royalties; fluctuations in our operating results; further impairment of our intangible assets; our ability to obtain marketing approvals for and successfully commercialize Medidur for posterior segment uveitis; performance by CROs, vendors and investigators; timing of filing marketing approval applications for Medidur; acceptability of data to be filed in support of Medidur marketing applications; maintenance of orphan designation for Medidur, potential off-label sales of ILUVIEN for posterior segment uveitis; successful commercialization of, and receipt of revenues from, ILUVIEN for DME; Alimera’s ability to continue as a going concern; the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; consequences of fluocinolone acetonide side effects; outcome of dispute with Alimera on commercialization expenses; any exercise by Pfizer of its option with respect to the latanoprost product; our ability to develop Tethadur to successfully deliver large biologic molecules and develop products using it; efficacy and future development of severe OA implant by us; our ability to successfully develop product candidates, initiate and complete clinical trials and receive regulatory approvals; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; effects of potential U.K. exit from the EU; legislative or regulatory changes; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the SEC. You should read and interpret any forward-looking statements in light of these risks. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Contact:

Beverly Jedynak

T:         312-943-1123

blj@bevlynconsulting.com

Lori Freedman

T:         617-972-6278

lfreedman@psivida.com